UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2013

Whiting Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 2300, Denver, Colorado 80290-2300

(Address of principal executive offices, including ZIP code)

(303) 837-1661

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 2.03.	Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On September 12, 2013, Whiting Petroleum Corporation (the “Company”) completed a public offering (the “Offering”) of $1.1 billion aggregate principal amount of the Company’s 5.000% Senior Notes due 2019 (the “2019 Notes”) and $800.0 million aggregate principal amount of the Company’s 5.750% Senior Notes due 2021 (the “2021 Notes,” and together with the 2019 Notes, the “Notes”). Pursuant to an underwriting agreement (the “Underwriting Agreement”) entered into on September 9, 2013, by and among the Company, Whiting Oil and Gas Corporation (the “Guarantor”) and the underwriters named therein (collectively, the “Underwriters”), the Company sold and the Underwriters purchased for resale to the public the Notes.

The Notes were issued under an indenture (the “Base Indenture”), dated as of September 12, 2013, among the Company, the Guarantor and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by a First Supplemental Indenture (the “First Supplemental Indenture”), dated September 12, 2013, among the Company, the Guarantor and the Trustee, establishing the terms and providing for the issuance of the 2019 Notes, and by a Second Supplemental Indenture (the “Second Supplemental Indenture” and, collectively with the Base Indenture and the First Supplemental Indenture, the “Indenture”), dated September 12, 2013, among the Company, the Guarantor and the Trustee, establishing the terms and providing for the issuance of the 2021 Notes. The Notes are the Company’s senior unsecured debt. The Notes are fully and unconditionally guaranteed by the Company’s only material subsidiary, the Guarantor.

The First Supplemental Indenture and form of 2019 Note, which is attached as an exhibit to the First Supplemental Indenture, provide, among other things, that the 2019 Notes will bear interest of 5.000% per year (payable semi-annually in arrears on March 15 and September 15 of each year, beginning on March 15, 2014), and will mature on March 15, 2019. The Second Supplemental Indenture and form of 2021 Note, which is attached as an exhibit to the Second Supplemental Indenture, provide, among other things, that the 2021 Notes will bear interest of 5.750% per year (payable semi-annually in arrears on March 15 and September 15 of each year, beginning on March 15, 2014), and will mature on March 15, 2021.

On or after December 15, 2018, with respect to the 2019 Notes, or December 15, 2020, with respect to the 2021 Notes, the Company may on any one or more occasions redeem all or part of the Notes of such series upon not less than 30 nor more than 60 days’ prior notice at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of redemption, subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date. Additionally, prior to the dates referred to in the preceding sentence, the Company may on any one or more occasions redeem all or a part of the Notes upon not less than 30 nor more than 60 days’ prior notice at a redemption price equal to 100% of the principal amount thereof plus a make whole premium, together with any accrued and unpaid interest, if any, as of the date of redemption, subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date.

The Indenture contains customary events of default. In the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization, with respect to the Company, any subsidiary of the Company that is a significant subsidiary or any group of subsidiaries of the Company that, taken together, would constitute a significant subsidiary, all outstanding Notes will become due and payable immediately without further action or notice. If any other event of default occurs and is continuing, then the Trustee or the holders of at least 25% in principal amount of the then outstanding Notes of each affected series may declare the Notes to be due and payable immediately.

On September 9, 2013, the Company provided notice (the “Notice”) to the administrative agent under the Guarantor’s senior secured credit facility (the “Credit Facility”) to reduce the aggregate commitments under the Credit Facility from $2.15 billion to $1.2 billion upon the completion of the Offering. As of September 12, 2013, upon the application of the net proceeds from the Offering and the reduction in commitments pursuant to the Notice, there were no borrowings and $3.0 million in letters of credit outstanding with $1,197.0 million of available borrowing capacity under the Credit Facility.

The descriptions of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Notice set forth above are qualified by reference to the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Notice filed as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01.	Other Events.

The Notes are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-183729) that the Company filed with the Securities and Exchange Commission. The Company is filing certain exhibits as part of this Current Report on Form 8-K for purposes of such Registration Statement. See “Item 9.01. Financial Statements and Exhibits.”

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

(1.1)	Underwriting Agreement, dated September 9, 2013, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation and the underwriters named therein.

(4.1)	Indenture, dated September 12, 2013, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

(4.2)	First Supplemental Indenture, dated September 12, 2013, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, creating the 5.000% Senior Notes due 2019.

(4.3)	Second Supplemental Indenture, dated September 12, 2013, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, creating the 5.750% Senior Notes due 2021.

(4.4)	Notice to JPMorgan Chase Bank, N.A., as Administrative Agent, dated September 9, 2013, to reduce the aggregate commitments under the Fifth Amended and Restated Credit Agreement, as amended.

(5.1)	Opinion of Foley & Lardner LLP, dated September 12, 2013.

(12.1)	Computation of Pro Forma Ratio of Earnings to Fixed Charges.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION

Date: September 12, 2013	By:	/s/ James J. Volker
James J. Volker
Chairman and Chief Executive Officer

WHITING PETROLEUM CORPORATION

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

(1.1)	Underwriting Agreement, dated September 9, 2013, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation and the underwriters named therein.

(4.1)	Indenture, dated September 12, 2013, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

(4.2)	First Supplemental Indenture, dated September 12, 2013, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, creating the 5.000% Senior Notes due 2019.

(4.3)	Second Supplemental Indenture, dated September 12, 2013, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, creating the 5.750% Senior Notes due 2021.

(4.4)	Notice to JPMorgan Chase Bank, N.A., as Administrative Agent, dated September 9, 2013, to reduce the aggregate commitments under the Fifth Amended and Restated Credit Agreement, as amended.

(5.1)	Opinion of Foley & Lardner LLP, dated September 12, 2013.

(12.1)	Computation of Pro Forma Ratio of Earnings to Fixed Charges.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit 5.1 hereto).